As filed with the Securities and Exchange Commission on May 3, 2013

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	47-0684736
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

1111 Bagby, Sky Lobby 2 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

AMENDED AND RESTATED

EOG RESOURCES, INC. 2008 OMNIBUS EQUITY COMPENSATION PLAN

(Full title of the plan)

Michael P. Donaldson

Vice President, General Counsel and Corporate Secretary

EOG Resources, Inc.

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Name and address of agent for service)

(713) 651-7000

(Telephone number, including area code, of agent for service)

With Copy to:

John Goodgame

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

(713) 220-5800

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐

Calculation of Registration Fee

Title of securities to be registered	Amount to be registered (1)	Proposed maximum offering price per share (2)	Proposed maximum aggregate offering price (2)	Amount of registration fee
Common Stock, par value $.01 per share	15,500,000 shares	$119.08	$1,845,740,000	$251,758.94

(1)	In accordance with Rule 416 under the Securities Act of 1933, as amended, this registration statement on Form S-8 shall be deemed to cover any additional shares of Common Stock that become issuable under the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan by reason of any stock split, stock dividend or other similar transaction.
(2)	Pursuant to Rule 457(c) and (h), the proposed maximum offering price is estimated, solely for the purpose of determining the registration fee, on the basis of the average of the high and low prices of the Common Stock on the New York Stock Exchange on May 1, 2013.

This Registration Statement is being filed, in accordance with General Instruction E to Form S-8, to register additional shares of Common Stock for issuance under the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan. The contents of the Registrant’s Form S-8 Registration Statements (Nos. 333-150791 and 333-166517) relating to the same employee benefit plan (i.e., the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (as amended) prior to the amendment and restatement thereof) are incorporated by reference in this Registration Statement, except to the extent modified hereby.

The following information and exhibits are filed as part of this Registration Statement, in accordance with General Instruction E to Form S-8:

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.	Incorporation of Documents by Reference.

The following documents are hereby incorporated by reference in this Registration Statement; provided, however, that no information furnished under either Item 2.02 or Item 7.01 (or any exhibits related thereto under Item 9.01) of any Current Report on Form 8-K is incorporated by reference in this Registration Statement:

1. The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Commission on February 22, 2013; and

2. The description of the Registrant’s Common Stock, par value $.01 per share, contained in the Registration Statement on Form 8-A of the Registrant filed with the Commission on August 29, 1989.

All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (as amended) subsequent to the date of the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents; provided, however, that no information furnished under either Item 2.02 or Item 7.01 (or any exhibits related thereto under Item 9.01) of any Current Report on Form 8-K shall be deemed to be incorporated by reference in this Registration Statement or to be a part hereof.

Item 5.	Interests of Named Experts and Counsel.

Not applicable.

Item 8.	Exhibits.

4.1(a)	Restated Certificate of Incorporation, dated September 3, 1987 (incorporated by reference to Exhibit 3.1(a) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008).

4.1(b)	Certificate of Amendment of Restated Certificate of Incorporation, dated May 5, 1993 (incorporated by reference to Exhibit 4.1(b) to the Registrant’s Registration Statement on Form S-8, SEC File No. 33-52201, filed February 8, 1994).

4.1(c)	Certificate of Amendment of Restated Certificate of Incorporation, dated June 14, 1994 (incorporated by reference to Exhibit 4.1(c) to the Registrant’s Registration Statement on Form S-8, SEC File No. 33-58103, filed March 15, 1995).

4.1(d)	Certificate of Amendment of Restated Certificate of Incorporation, dated June 11, 1996 (incorporated by reference to Exhibit 3(d) to the Registrant’s Registration Statement on Form S-3, SEC File No. 333-09919, filed August 9, 1996).

4.1(e)	Certificate of Amendment of Restated Certificate of Incorporation, dated May 7, 1997 (incorporated by reference to Exhibit 3(e) to the Registrant’s Registration Statement on Form S-3, SEC File No. 333-44785, filed January 23, 1998).

4.1(f)	Certificate of Ownership and Merger Merging EOG Resources, Inc. into Enron Oil & Gas Company, dated August 26, 1999 (incorporated by reference to Exhibit 3.1(f) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 1999) (SEC File No. 001-09743).

4.1(g)	Certificate of Amendment of Restated Certificate of Incorporation, dated May 3, 2005 (incorporated by reference to Exhibit 3.1(1) to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005) (SEC File No. 001-09743).

4.1(h)	Certificate of Designations of Series E Junior Participating Preferred Stock, dated February 14, 2000 (incorporated by reference to Exhibit 2 to the Registrant’s Registration Statement on Form 8-A, SEC File No. 001-09743, filed February 18, 2000).

4.1(i)	Amended Certificate of Designations of Series E Junior Participating Preferred Stock, dated March 7, 2005 (incorporated by reference to Exhibit 3.1(m) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007) (SEC File No. 001-09743).

4.1(j)	Certificate of Elimination of the Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series A, dated September 13, 2000 (incorporated by reference to Exhibit 3.1(j) to the Registrant’s Registration Statement on Form S-3, SEC File No. 333-46858, filed September 28, 2000).

4.1(k)	Certificate of Elimination of Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series B, dated March 6, 2008 (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed March 6, 2008) (SEC File No. 001-09743).

4.1(l)	Certificate of Elimination of the Flexible Money Market Cumulative Preferred Stock, Series C, dated September 13, 2000 (incorporated by reference to Exhibit 3.1(k) to the Registrant’s Registration Statement on Form S-3, SEC File No. 333-46858, filed September 28, 2000).

4.1(m)	Certificate of Elimination of the Flexible Money Market Cumulative Preferred Stock, Series D, dated February 24, 2005 (incorporated by reference to Exhibit 3.1(k) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004) (SEC File No. 001-09743).

4.2*	Bylaws, as amended and restated effective as of May 3, 2013.

4.3	Specimen of Certificate evidencing the Registrant’s Common Stock (incorporated by reference to Exhibit 3.3 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 1999) (SEC File No. 001-09743).

4.4*	Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, effective as of May 2, 2013.

4.5*	Form of Restricted Stock Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.6*	Form of Restricted Stock Unit Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.7*	Form of Stock-Settled Stock Appreciation Right Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.8*	Form of Performance Unit Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.9*	Form of Performance Stock Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.10*	Form of Non-Employee Director Restricted Stock Unit Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.11*	Form of Non-Employee Director Stock-Settled Stock Appreciation Right Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

5.1*	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1*	Consent of Deloitte & Touche LLP.

23.2	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 5.1 to this Registration Statement).

23.3*	Consent of DeGolyer and MacNaughton.

24.1*	Certain Powers of Attorney.

*	Exhibits filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 3, 2013.

EOG RESOURCES, INC. (Registrant)

/s/ Timothy K. Driggers
Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark G. Papa Mark G. Papa	Chairman of the Board, Chief Executive Officer (Principal Executive Officer) and Director	May 3, 2013

/s/ Timothy K. Driggers Timothy K. Driggers	Vice President and Chief Financial Officer (Principal Financial Officer)	May 3, 2013

/s/ Ann D. Janssen Ann D. Janssen	Vice President, Accounting (Principal Accounting Officer)	May 3, 2013

* Charles R. Crisp	Director	May 3, 2013

* James C. Day	Director	May 3, 2013

* H. Leighton Steward	Director	May 3, 2013

* Donald F. Textor	Director	May 3, 2013

/s/ William R. Thomas William R. Thomas	Director	May 3, 2013

* Frank G. Wisner	Director	May 3, 2013

*BY: /s/ Michael P. Donaldson Michael P. Donaldson Attorney-in-Fact for persons indicated	Attorney-in-Fact	May 3, 2013

EXHIBIT INDEX

4.1(a)	Restated Certificate of Incorporation, dated September 3, 1987 (incorporated by reference to Exhibit 3.1(a) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008).

4.1(b)	Certificate of Amendment of Restated Certificate of Incorporation, dated May 5, 1993 (incorporated by reference to Exhibit 4.1(b) to the Registrant’s Registration Statement on Form S-8, SEC File No. 33-52201, filed February 8, 1994).

4.1(c)	Certificate of Amendment of Restated Certificate of Incorporation, dated June 14, 1994 (incorporated by reference to Exhibit 4.1(c) to the Registrant’s Registration Statement on Form S-8, SEC File No. 33-58103, filed March 15, 1995).

4.1(d)	Certificate of Amendment of Restated Certificate of Incorporation, dated June 11, 1996 (incorporated by reference to Exhibit 3(d) to the Registrant’s Registration Statement on Form S-3, SEC File No. 333-09919, filed August 9, 1996).

4.1(e)	Certificate of Amendment of Restated Certificate of Incorporation, dated May 7, 1997 (incorporated by reference to Exhibit 3(e) to the Registrant’s Registration Statement on Form S-3, SEC File No. 333-44785, filed January 23, 1998).

4.1(f)	Certificate of Ownership and Merger Merging EOG Resources, Inc. into Enron Oil & Gas Company, dated August 26, 1999 (incorporated by reference to Exhibit 3.1(f) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 1999) (SEC File No. 001-09743).

4.1(g)	Certificate of Amendment of Restated Certificate of Incorporation, dated May 3, 2005 (incorporated by reference to Exhibit 3.1(1) to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005) (SEC File No. 001-09743).

4.1(h)	Certificate of Designations of Series E Junior Participating Preferred Stock, dated February 14, 2000 (incorporated by reference to Exhibit 2 to the Registrant’s Registration Statement on Form 8-A, SEC File No. 001-09743, filed February 18, 2000).

4.1(i)	Amended Certificate of Designations of Series E Junior Participating Preferred Stock, dated March 7, 2005 (incorporated by reference to Exhibit 3.1(m) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007) (SEC File No. 001-09743).

4.1(j)	Certificate of Elimination of the Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series A, dated September 13, 2000 (incorporated by reference to Exhibit 3.1(j) to the Registrant’s Registration Statement on Form S-3, SEC File No. 333-46858, filed September 28, 2000).

4.1(k)	Certificate of Elimination of Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series B, dated March 6, 2008 (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed March 6, 2008) (SEC File No. 001-09743).

4.1(l)	Certificate of Elimination of the Flexible Money Market Cumulative Preferred Stock, Series C, dated September 13, 2000 (incorporated by reference to Exhibit 3.1(k) to the Registrant’s Registration Statement on Form S-3, SEC File No. 333-46858, filed September 28, 2000).

4.1(m)	Certificate of Elimination of the Flexible Money Market Cumulative Preferred Stock, Series D, dated February 24, 2005 (incorporated by reference to Exhibit 3.1(k) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004) (SEC File No. 001-09743).

4.2*	Bylaws, as amended and restated effective as of May 3, 2013.

E-1

4.3	Specimen of Certificate evidencing the Registrant’s Common Stock (incorporated by reference to Exhibit 3.3 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 1999) (SEC File No. 001-09743).

4.4*	Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, effective as of May 2, 2013.

4.5*	Form of Restricted Stock Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.6*	Form of Restricted Stock Unit Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.7*	Form of Stock-Settled Stock Appreciation Right Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.8*	Form of Performance Unit Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.9*	Form of Performance Stock Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.10*	Form of Non-Employee Director Restricted Stock Unit Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

4.11*	Form of Non-Employee Director Stock-Settled Stock Appreciation Right Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan.

5.1*	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1*	Consent of Deloitte & Touche LLP.

23.2	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 5.1 to this Registration Statement).

23.3*	Consent of DeGolyer and MacNaughton.

24.1*	Certain Powers of Attorney.

*	Exhibits filed herewith.

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